UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2017

The Sherwin-Williams Company

(Exact name of registrant as specified in its charter)

Ohio	1-04851	34-0526850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 West Prospect Avenue Cleveland, Ohio	44115
(Address of Principal Executive Offices)	(Zip Code)

(216) 566-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

In connection with the sale of $1,500,000,000 aggregate principal amount of 2.250% senior notes due 2020, $1,250,000,000 aggregate principal amount of 2.750% senior notes due 2022, $500,000,000 aggregate principal amount of 3.125% senior notes due 2024, $1,500,000,000 aggregate principal amount of 3.450% senior notes due 2027 and $1,250,000,000 aggregate principal amount of 4.500% senior notes due 2047 by The Sherwin-Williams Company (the “Company”), the Company is filing herewith the following exhibits to its Registration Statement on Form S-3 (File No. 333-205897):

1.	Underwriting Agreement, dated May 2, 2017, by and among the Company and Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, acting as representatives of the several underwriters named therein.

2.	Third Supplemental Indenture, dated May 16, 2017, by and between the Company and Wells Fargo Bank, National Association as Trustee (including Form of Note).

3.	Fourth Supplemental Indenture, dated May 16, 2017, by and between the Company and Wells Fargo Bank, National Association as Trustee (including Form of Note).

4.	Fifth Supplemental Indenture, dated May 16, 2017, by and between the Company and Wells Fargo Bank, National Association as Trustee (including Form of Note).

5.	Sixth Supplemental Indenture, dated May 16, 2017, by and between the Company and Wells Fargo Bank, National Association as Trustee (including Form of Note).

6.	Seventh Supplemental Indenture, dated May 16, 2017, by and between the Company and Wells Fargo Bank, National Association as Trustee (including Form of Note).

7.	Opinion of Jones Day.

8.	Ratio of Earnings to Fixed Charges.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated May 2, 2017, by and among the Company and Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, acting as representatives of the several underwriters named therein.

4.1	Third Supplemental Indenture, dated May 16, 2017, by and between the Company and Wells Fargo Bank, National Association as Trustee (including Form of Note).

4.2	Fourth Supplemental Indenture, dated May 16, 2017, by and between the Company and Wells Fargo Bank, National Association as Trustee (including Form of Note).

4.3	Fifth Supplemental Indenture, dated May 16, 2017, by and between the Company and Wells Fargo Bank, National Association as Trustee (including Form of Note).

4.4	Sixth Supplemental Indenture, dated May 16, 2017, by and between the Company and Wells Fargo Bank, National Association as Trustee (including Form of Note).

4.5	Seventh Supplemental Indenture, dated May 16, 2017, by and between the Company and Wells Fargo Bank, National Association as Trustee (including Form of Note).

5.1	Opinion of Jones Day.

12.1	Ratio of Earnings to Fixed Charges.

23.1	Consent of Jones Day (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERWIN-WILLIAMS COMPANY

May 16, 2017	By:	/s/ Catherine M. Kilbane
Catherine M. Kilbane
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

1.1	Underwriting Agreement, dated May 2, 2017, by and among the Company and Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, acting as representatives of the several underwriters named therein.

4.1	Third Supplemental Indenture, dated May 16, 2017, by and between the Company and Wells Fargo Bank, National Association as Trustee (including Form of Note).

4.2	Fourth Supplemental Indenture, dated May 16, 2017, by and between the Company and Wells Fargo Bank, National Association as Trustee (including Form of Note).

4.3	Fifth Supplemental Indenture, dated May 16, 2017, by and between the Company and Wells Fargo Bank, National Association as Trustee (including Form of Note).

4.4	Sixth Supplemental Indenture, dated May 16, 2017, by and between the Company and Wells Fargo Bank, National Association as Trustee (including Form of Note).

4.5	Seventh Supplemental Indenture, dated May 16, 2017, by and between the Company and Wells Fargo Bank, National Association as Trustee (including Form of Note).

5.1	Opinion of Jones Day.

12.1	Ratio of Earnings to Fixed Charges.

23.1	Consent of Jones Day (included in Exhibit 5.1).